UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions. *

On November 22, 2021, RE/MAX Holdings, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended September 30, 2021 (the “Preliminary Earnings Release”). The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The preliminary financial results and other information set forth in this Current Report on Form 8-K and the Preliminary Earnings Release are unaudited preliminary numbers, which are subject to change. These results and information have not been reviewed by an independent registered public accounting firm. As a result of the preliminary nature of the financial information set forth in the Preliminary Earnings Release, changes to the financial results may need to be incorporated into the Company’s financial statements in the event of subsequent information obtained by the Company after the date of the Preliminary Earnings Release. The Company would be obligated to continue to adjust its financial results for the third quarter of 2021 to account for subsequent activities (Type 1 subsequent events) occurring after the Preliminary Earnings Release. As a result, the Company's final results and financial information for the third quarter to be reported in the Company’s delayed Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 might vary in material respects from the preliminary financial information included in the Preliminary Earnings Release.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press release issued on November 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*                 The information contained in Items 2.02 and 9.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to: the preliminary financial results for the third quarter of 2021; the timing of the Company’s announcement of its third quarter 2021 results and filing of the Form 10-Q for the third quarter of 2021; the belief that the misstatements were not material to the Company’s previously issued financial statements; the expectation of receiving an updated opinion from KPMG; the expectation and timing of amending the Company’s 2020 Annual Report; agent count; franchise sales; revenue; operating expenses; the Company’s outlook for the fourth quarter and full year 2021; non-GAAP financial measures; housing and mortgage market conditions; the benefits of recent acquisitions including statements about acquisitions diversifying and expanding revenue and growth opportunities; the Company’s growth prospects; statements regarding the resolution of the previously reported accounting errors; and the Company’s strategic and operating plans and business models. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) that the preliminary results for the third quarter of 2021 are preliminary and subject to change pending the completion of the Company’s quarterly closing process and review, (2) that the Company’s review of the immaterial corrections to prior periods and the Material Weakness is ongoing, (3) the timing of the Company’s review of the matters described above cannot currently be predicted, (4) that additional adjustments may be identified, the impact of which could be material (5) the global COVID-19 pandemic, which continues to pose significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees and employees, as well as home buyers and sellers, (6) changes in the real estate market or interest rates and availability of financing, (7) changes in business and economic activity in general, (8) the Company’s ability to attract and retain quality franchisees, (9) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (10) changes in laws and regulations, (11) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (12) the Company’s ability to implement its technology initiatives, and (13) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: November 22, 2021	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer